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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                               September 24, 2002
                Date of Report (Date of earliest event reported)

                            FIRST BANKS AMERICA, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                     0-8937                   75-1604965
 (State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
      of incorporation)                                     (Identification No.)


             550 Montgomery Street, San Francisco, California 94111
               (Address of principal executive offices) (Zip code)


                                 (415) 781-7810
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)



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                            FIRST BANKS AMERICA, INC.

                                TABLE OF CONTENTS





                                                                            Page

ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE......................   1

SIGNATURES................................................................   2


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               ITEM 5 - OTHER EVENTS AND REGULATION FD DISCLOSURE


         On September 23, 2002, First Banks America, Inc., or FBA, and its parent company, First Banks, Inc., or First Banks, issued a joint press release announcing the signing of an Agreement and Plan of Merger providing for the buyout of FBA's publicly held common shares and the merger of a wholly owned subsidiary of First Banks with and into FBA. A copy of this press release is attached as Exhibit 99.1 and a copy of the Agreement and Plan of Merger is attached as Exhibit 99.2.




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                                   SIGNATURES


         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      FIRST BANKS AMERICA, INC.




                                      By: /s/ James F. Dierberg
                                          --------------------------------------
                                              James F. Dierberg
                                              Chairman of the Board of Directors
                                              and Chief Executive Officer
September 24, 2002                            (Principal Executive Officer)





                                      By: /s/ Allen H. Blake
                                              ----------------------------------
                                              Allen H. Blake
                                              President and
                                              Chief Financial Officer
September 24, 2002                            (Principal Financial and
                                              Accounting Officer)